Exhibit 99.1

HeartCore Signs Eleventh Go IPO Contract

NEW YORK and TOKYO, October 3, 2023 (GLOBE NEWSWIRE) — HeartCore Enterprises, Inc. (Nasdaq: HTCR) (“HeartCore” or the “Company”), a leading enterprise software and consulting services company based in Tokyo, announced that it has signed an agreement (“Consulting Agreement”) with GATES GROUP Inc. (“GATES GROUP”) for its eleventh Go IPO consulting service win.

As part of the Consulting Agreement, HeartCore will assist GATES GROUP in its efforts to go public and list on the Nasdaq Stock Market (“Nasdaq”). Through Go IPO, the Company services clients by assisting throughout the audit and legal firm hiring process, translating requested documents into English, assisting in the preparation of documentation for internal controls required for an initial public offering or de-SPAC, providing general support services, assisting in the preparation of the S-1 or F-1 filing, and more. As compensation for its services, HeartCore expects to generate from GATES GROUP an aggregate of $600,000 in initial fees. In addition, HeartCore has received a warrant to acquire 3% of GATES GROUP’s common stock, on a fully diluted basis.

“The consistently growing interest shown by Japanese companies to list on the U.S. markets has allowed us to secure our eleventh Go IPO contract win, a testament to our ability in capitalizing on this expanding opportunity,” said CEO Sumitaka Yamamoto. “The ongoing demand of the Go IPO consulting service, coupled with the notable progress made to expand our global footprint with our enterprise software sector, reinforces our commitment to advancing our two-pronged growth strategy. Our team remains steadfast in helping as many companies as possible through our Go IPO program, and we hope to drum up incremental interest at our upcoming Nasdaq Listing Guidance for Japanese Companies Seminar on October 25, 2023. Thanks to the continued execution of our team, we remain on track to make 2023 our strongest year yet across several measures.”

About HeartCore Enterprises, Inc.

Headquartered in Tokyo, Japan, HeartCore Enterprises is a leading enterprise software and consulting services company. HeartCore offers Software as a Service (SaaS) solutions to enterprise customers in Japan and worldwide. The Company also provides data analytics services that allow enterprise businesses to create tailored web experiences for their clients through best-in-class design. HeartCore’s customer experience management platform (CXM Platform) includes marketing, sales, service and content management systems, as well as other tools and integrations, which enable companies to enhance the customer experience and drive engagement. HeartCore also operates a digital transformation business that provides customers with robotics process automation, process mining and task mining to accelerate the digital transformation of enterprises. HeartCore’s GO IPOSM consulting services helps Japanese-based companies go public in the U.S. Additional information about the Company’s products and services is available at and https://heartcore-enterprises.com/

Forward-Looking Statements

All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believed,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue,” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks, and uncertainties are discussed in HeartCore’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond HeartCore’s control which could, and likely will materially affect actual results, and levels of activity, performance, or achievements. Any forward-looking statement reflects HeartCore’s current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to operations, results of operations, growth strategy, and liquidity. HeartCore assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

HeartCore Investor Relations Contact:

Gateway Group, Inc.

Matt Glover and John Yi

HTCR@gateway-grp.com

(949) 574-3860